UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) June 13, 2022

MicroVision, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34170	91-1600822
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6244 185th Avenue NE, Suite 100

Redmond, Washington 98052

(Address of principal executive offices) (Zip code)

(425) 936-6847

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	MVIS	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Following approval by shareholders at the MicroVision, Inc. 2022 Annual Meeting of Shareholders (the “Annual Meeting”) of the 2022 MicroVision, Inc. Equity Incentive Plan (the “Plan”), the Compensation Committee of the Board of Directors of MicroVision, Inc. (the “Company”) approved grants of performance-based restricted stock units (“PRSUs”) pursuant to the Plan as described in the Company’s proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 19, 2022 (the “Proxy Statement”).

As described in the Proxy Statement, the PRSUs were designed to motivate the executive team to be laser-focused on executing the Company’s strategy and building shareholder value. The Compensation Committee granted the PRSUs to three of the Company’s named executive officers as set forth in the Proxy Statement. Specifically, PRSUs were granted to Sumit Sharma, Chief Executive Officer, covering 2.8 million shares of the Company’s common stock; Anubhav Verma, Chief Financial Officer, covering 2.0 million shares; and Drew Markham, General Counsel, covering 1.2 million shares.

As more fully described in the Proxy Statement, the PRSUs will be earned if, during the period starting with the date of grant and ending on December 31, 2025 (the “Performance Period”), the closing price of MicroVision’s common stock reaches or exceeds specified price thresholds for at least 20 consecutive trading days. The stock price thresholds are $12.00, $18.00, $24.00, and $36.00, with 10% of the total award earned upon achievement of the first threshold and an additional 30% earned upon achievement of each of the second, third, and fourth thresholds. No shares will become issuable if the performance goals are not achieved prior to December 31, 2025. Once earned, the PRSUs are subject to time-based vesting over the two years following goal achievement. The PRSUs are subject to additional terms and conditions, including change-in-control provisions, as described in the Proxy Statement and in the Plan, including the award agreements thereunder.

The foregoing description is a summary, is not complete, and is qualified in its entirety by the terms and conditions of the Plan, and award agreement thereunder, as filed with the SEC as exhibits to the Registration Statement on Form S-8 and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROVISION, INC.

By:	/s/ Drew G. Markham
Drew G. Markham
Vice President, General Counsel and Secretary

Dated: June 14, 2022